UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
July 11, 2016
Date of Report (Date of earliest event reported)
GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35008	20-4568600
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
Bedminster One
135 Route 202/206
Bedminster, New Jersey 07921
(Address of Principal Executive Offices)
(908) 731-0700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On July 11, 2016, GAIN Capital Holdings, Inc., a Delaware corporation (the “Company”), issued a press release to report certain operating metrics for the Company’s business for the month ended June 30, 2016. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press Release of GAIN Capital Holdings, Inc., dated July 11, 2016, reporting certain operating metrics.

*
The information furnished in Item 7.01 of this Current Report on Form 8-K and on Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 11, 2016

GAIN CAPITAL HOLDINGS, INC.

By:	/s/ Nigel Rose
Nigel Rose
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of GAIN Capital Holdings, Inc., dated July 11, 2016, reporting certain operating metrics.